UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2005

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5757 N. Green Bay Avenue, P.O. Box 591
Milwaukee, Wisconsin 53201-0591

(Address of principal executive offices, including zip code)

(414) 524-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01	Regulation FD Disclosure

On March 22, 2005, Johnson Controls, Inc. announced that it had signed a non-binding letter of intent to acquire Delphi Corporation’s global automotive battery business for approximately $212.5 million, subject to adjustments. In conjunction with the acquisition, Johnson Controls anticipates receiving a global long-term contract to supply General Motors with original equipment batteries. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference. Johnson Controls will hold a conference call with analysts regarding the announcement on March 22, 2005 at 5 pm Central time. A copy of the slide presentation for the conference call is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits:

99.1 Press release issued by the registrant on March 22, 2005.
99.2 Slide presentation for the conference call on March 22, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
Date:	March 22, 2005	By:	/s/ Stephen A. Roell
Stephen A. Roell Executive Vice President and Chief Financial Officer